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                                                                   EXHIBIT 10.45

                     First Amendment to Employment Agreement

        First Amendment, dated as of July 1, 1999, to the Employment Agreement, dated March 16, 1998, among Del Monte Foods Company and Richard G. Wolford (the "Agreement"). The Agreement is hereby amended as follows:

        1. The amount "$700,000" is substituted for the amount "$500,000" in the first sentence of Section 2(a).

        2.      The percentage "100%" is substituted for the percentage "50%" in
                Section 2(b).

All other provisions of the Agreement remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

                                   DEL MONTE FOODS COMPANY

                                   By: /s/ MARK J. BUXTON
                                      ---------------------------------
                                   Name:   Mark J. Buxton
                                   Title:  Vice President, Corporate HR


                                   /s/ RICHARD G. WOLFORD
                                   ------------------------------------
                                   Richard G. Wolford